FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Travelers/Aetna

2.      Date of Purchase:  4/22/96

3.      Date offering commenced:  4/22/96

4.      Underwriters from whom purchased:  Smith Barney

5.      "Affiliated Underwriter" managing or participating in syndicate:
	PaineWebber

6.      Aggregate principal amount of purchase:  $300,000

7.      Aggregate principal amount of offering:  $875,000,000

8.      Purchase price (net of fees and expenses):  $25

9.      Initial public offering price:  $25

10.     Commission, spread or profit:   %       $0.71

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:   4/29/96



FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Titanium Metals Corp.

2. Date of Purchase:  6/4/96

3.  Date offering commenced:  6/4/96

4.  Underwriters from whom purchased:  Salomon Brothers

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.  Aggregate principal amount of purchase:  $920,000

7.  Aggregate principal amount of offering:  $333,500,000

8.  Purchase price (net of fees and expenses):  $23

9.  Initial public offering price:  $23

10. Commission, spread or profit:   %       $0.86

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:   8/27/96

FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Waters

2.      Date of Purchase:  6/5/96

3.  Date offering commenced:  6/5/96

4.      Underwriters from whom purchased:  Merrill Lynch

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.      Aggregate principal amount of purchase:  $4,452,000

7.      Aggregate principal amount of offering:  $265,000,000

8.      Purchase price (net of fees and expenses):  $26.50

9.      Initial public offering price:  $26.50

10.     Commission, spread or profit:   %       $0.65

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:   8/27/96

FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Donna Karan

2.      Date of Purchase:  6/21/96

3.  Date offering commenced:  6/27/96

4.      Underwriters from whom purchased:  Morgan Stanley

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.      Aggregate principal amount of purchase:  $84,000

7.      Aggregate principal amount of offering:  $258,000,000

8.      Purchase price (net of fees and expenses):  $24

9.      Initial public offering price:  $24

10.     Commission, spread or profit:   %       $0.87

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:   5/27/96




FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Planet Hollywood (PHII)

2. Date of Purchase:  4/28/96

3.  Date offering commenced:  4/18/96

4.  Underwriters from whom purchased:  Bear Stearns

5.  "Affiliated Underwriter" managing or participating in syndicate:
    PaineWebber

6.  Aggregate principal amount of purchase:  $48,600

7.  Aggregate principal amount of offering:  $194,400,000

8.  Purchase price (net of fees and expenses):  $18

9.  Initial public offering price:  $18

10. Commission, spread or profit:   %       $0.65

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:   4/29/96



Form  10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule  10f-3 Procedures

1.      Issuer:  Starwood Lodging

2.      Date of Purchase:  8/6/96

3.      Date offering commenced:  8/6/96

4.      Underwriters from whom purchased:  Merrill Lynch

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.      Aggregate principal amount of purchase:  $1,793,750

7.      Aggregate principal amount of offering:  $358,750,000

8.      Purchase price (net of fees and expenses):$35-7/8

9.      Initial public offering price:$35-7/8

10.     Commission, spread or profit:   %       $1.15

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:   8/27/96




FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Golden Bear Golf

2.     Date of Purchase:  7/31/96

3.  Date offering commenced:  7/31/96

4.  Underwriters from whom purchased:  Merrill Lynch

5.  "Affiliated Underwriter" managing or participating in

    syndicate:  PaineWebber

6.  Aggregate principal amount of purchase:  $240,000

7.  Aggregate principal amount of offering:  $82,560,000

8.  Purchase price (net of fees and expenses):  $16

9.  Initial public offering price:  $16

10. Commission, spread or profit:   %       $0.64

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:   5/27/96



FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Teleport Communication (TCGI)

2.      Date of Purchase:  6/27/96

3.  Date offering commenced:  6/27/96

4.      Underwriters from whom purchased:  Merrill Lynch

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.      Aggregate principal amount of purchase:  $1,440,000

7.      Aggregate principal amount of offering:  $376,000,000

8.      Purchase price (net of fees and expenses):  $16

9.      Initial public offering price:  $16

10.     Commission, spread or profit:   %       $0.50

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:   7/12/96


FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Film Roman

2.      Date of Purchase:  9/30/96

3.  Date offering commenced:  9/30/96

4.      Underwriters from whom purchased:  Donaldson Lufkin

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.      Aggregate principal amount of purchase:  $900,000

7.      Aggregate principal amount of offering:  $32,000,000

8.      Purchase price (net of fees and expenses):  $10

9.      Initial public offering price:  $10

10.     Commission, spread or profit:   %       $0.42

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:   10/02/96

FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Univision

2.      Date of Purchase:  9/27/96

3.  Date offering commenced:  9/27/96

4.      Underwriters from whom purchased:  Donaldson Lufkin

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.      Aggregate principal amount of purchase:  $690,000

7.      Aggregate principal amount of offering:  $187,910,000

8.      Purchase price (net of fees and expenses):  $23

9.      Initial public offering price:  $23

10.     Commission, spread or profit:   %       $0.93

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:  10/01/96

FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Tag-Heuer

2.      Date of Purchase:  9/26/96

3.  Date offering commenced:  9/26/96

4.      Underwriters from whom purchased:  Salomon Brothers

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.      Aggregate principal amount of purchase:  $2,639,250

7.      Aggregate principal amount of offering:  $477,215,500

8.      Purchase price (net of fees and expenses):  $19.55

9.      Initial public offering price:  $19.55

10.     Commission, spread or profit:   %       $0.6452

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:  10/01/96


FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Superior Telecom

2.      Date of Purchase:  10/11/96

3.  Date offering commenced:  10/1196

4.      Underwriters from whom purchased:  Furman Seliz

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.      Aggregate principal amount of purchase:  $200,000

7.      Aggregate principal amount of offering:  $92,000,000

8.      Purchase price (net of fees and expenses):  $10

9.      Initial public offering price:  $10

10.     Commission, spread or profit:   %       $0.74

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:  10/28/96


FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Xomed

2.      Date of Purchase: 10/11/96

3.  Date offering commenced:  10/11/96

4.      Underwriters from whom purchased:  Alex Brown

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.      Aggregate principal amount of purchase:  $315,000

7.      Aggregate principal amount of offering:  $52,500,000

8.      Purchase price (net of fees and expenses):  $21

9.      Initial public offering price:  $21

10.     Commission, spread or profit:   %       $0.84

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:  10/28/96

FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Superior Telecom

2.      Date of Purchase:  10/11/96

3.  Date offering commenced:  10/11/96

4.      Underwriters from whom purchased:  RT Securities

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.      Aggregate principal amount of purchase:  $80,000

7.      Aggregate principal amount of offering:  $96,000,000

8.      Purchase price (net of fees and expenses):  $16

9.      Initial public offering price:  $16

10.     Commission, spread or profit:   %       $0.67

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:  10/28/96

FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Sabre Group

2.      Date of Purchase:  10/10/96

3.  Date offering commenced:  10/10/96

4.      Underwriters from whom purchased:  Goldman Sachs

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.      Aggregate principal amount of purchase:  $54,000

7.      Aggregate principal amount of offering:  $500,000,000

8.      Purchase price (net of fees and expenses):  $27

9.      Initial public offering price:  $27

10.     Commission, spread or profit:   %       $0.90

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:  10/28/96

FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Smartalk Teleservices

2.      Date of Purchase:  10/23/96

3.  Date offering commenced:  10/23/96

4.      Underwriters from whom purchased:  Salomon Brothers

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.      Aggregate principal amount of purchase:  $1,957,500

7.      Aggregate principal amount of offering:  $60,900,000

8.      Purchase price (net of fees and expenses):  $14.50

9.      Initial public offering price:  $14.50

10.     Commission, spread or profit:   %       $0.61

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:  10/28/96

FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1.      Issuer:  Stage Stores

2.      Date of Purchase:  10/24/96

3.  Date offering commenced:  10/24/96

4.      Underwriters from whom purchased:  First Boston

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.      Aggregate principal amount of purchase:  $165,000

7.      Aggregate principal amount of offering:  $181,500,000

8.      Purchase price (net of fees and expenses):  $16.50

9.      Initial public offering price:  $16.50

10.     Commission, spread or profit:   %       $0.60

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:  10/28/96

FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Ticketmaster

2.      Date of Purchase:  11/19/96

3.  Date offering commenced:  11/19/96

4.      Underwriters from whom purchased:  Dillon & Co.

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.      Aggregate principal amount of purchase:  $2,610,000

7.      Aggregate principal amount of offering:  $105,125,000

8.      Purchase price (net of fees and expenses):  $14.50

9.      Initial public offering price:  $14.50

10.     Commission, spread or profit:   %       $0.61

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:  11/19/96

FORM 10f-3      FUND:  PW Growth

Record of Securities Purchased Under the Fund's Rule 10f-3 Procedures

1. Issuer:  Dominicks

2.      Date of Purchase:  10/29/96

3.  Date offering commenced:  10/29/96

4.      Underwriters from whom purchased:  Donaldson Lufkin

5. "Affiliated Underwriter" managing or participating in syndicate: PaineWebber

6.      Aggregate principal amount of purchase:  $792,000

7.      Aggregate principal amount of offering:  $144,000,000

8.      Purchase price (net of fees and expenses):  $18

9.      Initial public offering price:  $18

10.     Commission, spread or profit:   %       $0.70

11.     Have the following conditions been satisfied?            YES     NO

a. The securities are part of an issue registered under the
   Securities Act of 1933 which is being offered to the public or are "municipal securities" as defined in Section 3(a)(29)
   of the Securities Exchange Act of 1934.                        X

b. The securities were purchased  prior to the end of the end first full  business day of  the offering  at  not more than the initial offering price (or, if a rights offering, , the securities were purchased on or before the fourth day
   preceding the day on which the offering terminated.            X

c. The underwriting was a firm commitment underwriting.           X

d. The commission, spread or profit was reasonable and fair
   in relation to that being received by others for underwriting
   similar securities during the same period.                     X
e. (1)  If securities are registered under the Securities Act of 1933, the issuer of the securities and its predecessor
   have been in continuous operation for not less than three
   years.                                                         X
   (2)If securities are municipal securities, the issue of securities has received an investment grade rating from a nationally recognized statistical  rating organization
   or, if the  issuer or entity supplying the  revenues from
   which the issue is to be paid shall have been in continuous operation for less than three years (including any predecessor), the issue has  received one of the three
   highest ratings from at least one such rating organization.    N/A

f. The amount of such securities purchased by all of the
   investment companies advised by Mitchell Hutchins did not
   exceed 4% of the principal amount of the offering or $500,000 in principal amount, whichever is greater, provided that in no event did such amount exceed 10% of the principal amount of
   the offering.                                                  X

g. The purchase price was less than 3% of the Fund's total
   assets.                                                        X

h. No Affiliated Underwriter was a direct or indirect
   participant in or beneficiary of the sale or, with respect to municipal securities, no purchases were designated as group sales or otherwise allocated to the account of any Affiliated
   Underwriter.                                                   X


   Approved:  Ellen R. Harris                   Date:  11/17/96